SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report January 18, 2001
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         1-3950                                          38-0549190
         ------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                                 48126
----------------------------------------                                -----
 (Address of principal executive offices)                             (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------


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                                      -2-


Item 5.  Other Events.
----------------------

     Our news release dated January 18, 2001 and supplemental financial information, each concerning full-year and fourth quarter 2000 financial results, filed as Exhibits 20 and 99, respectively, to this report, are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                    Method of Filing
-----------                -----------                    ----------------

Exhibit 20                 News Release dated
                           January 18, 2001               Filed with this Report

Exhibit 99                 Supplemental Financial
                           Information                    Filed with this Report

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                             FORD MOTOR COMPANY
                                             ------------------
                                               (Registrant)


Date:  January 18, 2001                      By: /s/Peter Sherry, Jr.
                                             ------------------------
                                                    Peter Sherry, Jr.
                                                    Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 20                 News Release dated January 18, 2001

Exhibit 99                 Supplemental Financial Information